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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               MAXUS INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               MAXUS EQUITY FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              MAXUS LAUREATE FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 MAXFUND TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND
                                 MAXFUND TRUST
          (MAXUS OHIO HEARTLAND FUND AND MAXUS AGGRESSIVE VALUE FUND)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be Held December 28, 2000

     A Special Meeting of Shareholders (the "Meeting") of each Fund listed above will be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio, at 8:45 a.m., local time, on Thursday, December 28, 2000. At the Meeting:

     1(A). The shareholders of Maxus Income Fund will be asked to approve a new
           Investment Advisory and Administration Agreement between Maxus Asset Management, Inc. ("MAM").

     1(B). The shareholders of Maxus Equity Fund will be asked to approve a new
           Investment Advisory and Administration Agreement between Maxus Equity Fund and MAM.

     1(C). The shareholders of Maxus Laureate Fund will be asked to approve a new Investment Advisory and Administration Agreement between Maxus Laureate Fund and MAM.

     1(D). The shareholders of MaxFund Trust (which includes Maxus Ohio
           Heartland Fund and Maxus Aggressive Value Fund) will be asked to approve a new Investment Advisory and Administration Agreement between MaxFund Trust and MAM.

     2. The shareholders of each Fund listed above will transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on November   , 2000,
are entitled to vote at the meeting or any adjournment thereof.

                                          By the order of the Board of Trustees,

                                          Robert W. Curtin,
                                          Secretary

Cleveland, Ohio
November   , 2000

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (OR CARDS IF YOU OWN SHARES IN MORE THAN ONE
FUND). YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND
                                 MAXFUND TRUST
          (MAXUS OHIO HEARTLAND FUND AND MAXUS AGGRESSIVE VALUE FUND)
                       THE TOWER AT ERIEVIEW, 36TH FLOOR
                             1301 EAST NINTH STREET
                             CLEVELAND, OHIO 44114

--------------------------------------------------------------------------------

                                PROXY STATEMENT
--------------------------------------------------------------------------------

     The accompanying proxy (or proxies if you own shares in more than one Fund) is solicited by the Trustees of (1) Maxus Income Fund, (2) Maxus Equity Fund,
(3) Maxus Laureate Fund, and (4) MaxFund Trust (which includes Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund) (each a "Fund" and collectively the "Funds") for use at a Special Meeting of Shareholders of the Funds (the "Meeting"), to be held jointly at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio at 8:45 a.m., local time, on December 28, 2000.

     Shareholders may vote only on matters that concern the Fund or Funds in which they hold shares. Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund are separate portfolios of MaxFund Trust. Shares of Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund will be voted together as a single class with respect to Proposal 1(D).

     Shareholders of record as of the close of business on the record date,
November   , 2000, are entitled to vote at the Meeting or any adjournment thereof. As of that date, there were issued and outstanding shares of beneficial interest of each Fund in the following amounts, each of which is entitled to one
vote at the Meeting: Maxus Income Fund,                ; Maxus Equity Fund,
               ; Maxus Laureate Fund,                ; and MaxFund Trust
               (Maxus Ohio Heartland Fund,                ; and Maxus Aggressive
Value Fund,                ).

     This proxy statement and the accompanying proxy card(s) are being mailed to
shareholders on or about November   , 2000.

     THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THEIR ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING SHARON MAGUIRE, MAXUS INVESTMENT GROUP, THE TOWER AT ERIEVIEW, 36TH FLOOR, 1301 EAST NINTH STREET, CLEVELAND, OHIO 44114 (CALL TOLL-FREE 1-800-44-MAXUS).

                       SUMMARY OF PROPOSAL 1 (PARTS A-D)

     The following table summarizes the proposals described in this Proxy Statement and indicates whether or not a Fund's shareholders are solicited with respect to each proposal:

                                                                                  MAXUS      MAXUS
                                                      MAXUS   MAXUS    MAXUS      OHIO     AGGRESSIVE
                                                      INCOME  EQUITY  LAUREATE  HEARTLAND    VALUE
                      PROPOSAL                         FUND    FUND     FUND      FUND        FUND
                      --------                        ------  ------  --------  ---------  ----------
1(A). Approve the new investment advisory and          Yes     No        No        No          No
      administration agreement between Maxus Income
      Fund and Maxus Asset Management, Inc. ("MAM")
1(B). Approve the new investment advisory and           No     Yes       No        No          No
      administration agreement between Maxus Equity
      Fund and MAM
1(C). Approve the new investment advisory and           No     No       Yes        No          No
      administration agreement between Maxus
      Laureate Fund and MAM
1(D). Approve the new investment advisory and           No     No        No        Yes        Yes
      administration agreement between MaxFund Trust
      and MAM

     Shareholders of each Fund will vote separately with respect to each proposal upon which such shareholders are eligible to vote.

PROPOSAL 1(A-D). APPROVAL OF NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT FOR EACH FUND

     Maxus Asset Management Inc. ("MAM"), a wholly owned subsidiary of Resource Management, Inc. d.b.a. Maxus Investment Group ("RMI"), acts as the investment adviser to and manager for Maxus Income Fund pursuant to an Investment Advisory and Administration Agreement dated February 5, 1985 and last approved on February 16, 2000; for Maxus Equity Fund pursuant to an Investment Advisory and Administration Agreement dated August 16, 1989 and last approved on February 16, 2000; for Maxus Laureate Fund pursuant to an Investment Advisory and Administration Agreement dated February 10, 1993 and last approved on February 16, 2000; and for MaxFund Trust pursuant to an Investment Advisory and Administration Agreement dated November 19, 1997 and last approved on February 16, 2000. The terms and conditions of each Investment Advisory and Administration Agreement are exactly the same and each Investment Advisory and Administration Agreement will be referred to as the "Current Investment Advisory Agreement." In voting "For" or "Against" the Proposal, however, shareholders of each Fund must vote separately. As such, Maxus Income Fund shareholders will cast votes with respect to Part (A) of the Proposal, Maxus Equity Fund shareholders will cast votes with respect to Part (B) of the Proposal, Maxus Laureate Fund shareholders will cast votes with respect to Part (C) of the Proposal and MaxFund Trust shareholders will cast votes with respect to Part (D) of the Proposal.

     On October 3, 2000, RMI executed an Agreement and Plan of Merger with Fifth Third Bancorp ("FTB"), pursuant to which FTB will acquire all of the stock of RMI by means of a merger of RMI with and into FTB. After the merger, FTB will own 100% of MAM. This transaction is referred to herein as the "Transaction." THE TRANSACTION WILL NOT AFFECT MAM'S DAY-TO-DAY OPERATIONS, ITS INVESTMENT PROCESS, OR ITS PORTFOLIO MANAGEMENT TEAM. THE INVESTMENT OBJECTIVES OF THE FUNDS WILL REMAIN THE SAME. THE TRANSACTION WILL HAVE NO EFFECT ON THE NUMBER OF SHARES YOU OWN OR THE VALUE OF THOSE SHARES. THE ADVISORY FEES AND EXPENSES PAID BY THE FUNDS WILL NOT INCREASE AS A RESULT OF THIS TRANSACTION.

     Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's Current Investment Advisory Agreement with MAM. As required by the 1940 Act, each Current Investment Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, shareholders of each Fund are being asked to approve a new investment advisory and administration agreement (the "New Investment Advisory Agreement") between each Fund and MAM. A copy of the form of the New Investment Advisory Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND IS THE SAME IN EVERY RESPECT AS THAT FUND'S CURRENT INVESTMENT ADVISORY AGREEMENT.

     The material terms of the Current and the New Investment Advisory Agreements are described under "Description of the Current and New Investment Advisory Agreements" below.

BOARD OF TRUSTEES RECOMMENDATION

     On October 19, 2000, the Board of Trustees of each Fund, including the trustees who are not "interested persons" (as defined under the 1940 Act) of RMI or MAM ("Non-Interested Trustees"), voted to approve each New Investment Advisory Agreement and to recommend their approval to the shareholders. For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" below.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT APPLICABLE TO THEIR FUND.

BOARD OF TRUSTEES EVALUATION

     At an in-person joint meeting of each of the Boards held on October 19, 2000, each of the Boards was provided with information concerning the New Investment Advisory Agreements and was informed of the standards it should apply in determining whether to approve the Agreements. The information provided by RMI to the Board included a description of the Transaction and a discussion of how the Transaction would affect MAM's ability to perform its duties as set forth in the New Investment Advisory Agreements. The Board was also provided information comparing the fees to be charged under the New Investment Advisory Agreements with those paid by comparable funds.

     Each of the Boards, including the Non-Interested Trustees, considered all of the information presented at the October 19, 2000 meeting concerning the terms of the Transaction and the effect the Transaction would likely have on MAM's duties to each of the Funds under the New Investment Advisory Agreements.

     In the course of these discussions, RMI advised the Non-Interested Trustees that it did not expect that the Transaction would have a material effect on the operations of the Funds or their shareholders. RMI also noted that the Transaction does not contemplate any changes in the operations of the Funds. RMI further informed the Non-Interested Trustees that it was not anticipated that there would be any change in the Portfolio Manager of each Fund as a result of the Transaction. RMI pointed out that MAM will continue to provide the high quality of service it has provided in the past. RMI emphasized that the Transaction, if consummated, would provide MAM with the distribution channel of a large banking enterprise.

     During the course of their deliberations, the Non-Interested Trustees considered a variety of other factors, including the effect that the Transaction may have on MAM and its ability to perform its duties under the New Investment Advisory Agreements; the nature, quality and extent of the services furnished by MAM to the Funds; the investment record of MAM in managing the Funds; and comparative data as to investment performance and advisory fees.

     In addition to the foregoing factors, the Non-Interested Trustees gave careful consideration to the likely impact of the Transaction on the MAM organization. In this regard, the Non-Interested Trustees considered, among other things, the structure of the Transaction and information regarding the financial resources of FTB.

     Based on the foregoing, the Non-Interested Trustees concluded that the Transaction should cause no reduction in the quality of services provided to the Funds. Thus, the Board of Trustees of each of the Funds, including the Non-Interested Trustees, unanimously approved the New Investment Advisory Agreements.

     Each of the Boards was advised that RMI and MAM intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction.

     The Funds are not paying any of the costs of preparing and distributing proxy materials to the Funds' shareholders, of holding the Meeting, or other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds.

INFORMATION CONCERNING THE TRANSACTION AND FTB

     Upon the closing of the Transaction, MAM will become wholly-owned subsidiary of FTB. The Transaction is subject to a number of conditions, including approval by a majority of the outstanding voting securities of each of the Funds of the New Investment Advisory Agreements with MAM. In accordance with the 1940 Act and as used in this Proposal 1(A-D), a "majority of the outstanding voting securities" of a Fund means the lesser of (1) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the outstanding shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the shareholder meeting. In the event that the shareholders of any Fund do not approve the New Investment Advisory Agreement of that Fund, FTB has the contractual right to abandon the Transaction. In that event, the Current Investment Advisory Agreements will remain in effect for all Funds until further notice. In addition, certain regulatory approvals may need to be obtained prior to the consummation of the Transaction.

     The information set forth above concerning the Transaction has been provided to the Funds by RMI, and the information set forth below concerning FTB has been provided to the Funds by FTB.

     FTB, an Ohio corporation, is a bank holding company and a financial holding company headquartered in Cincinnati, Ohio. FTB provides a diversified range of banking and nonbanking services and products. As of June 30, 2000, FTB had $42,000,000,000 in assets and approximately 12,000 full-time equivalent employees.

DESCRIPTION OF THE CURRENT AND NEW INVESTMENT ADVISORY AGREEMENTS

     If approved by the shareholders of the Funds, the New Investment Advisory Agreements will be signed and become effective on the date of the completion of the Transaction, which is currently expected to be as soon as reasonably practicable after the conditions to which the Transaction is subject (including the required shareholder approvals) have been satisfied. The Current and New Investment Advisory Agreements are identical in all respects. Both Agreements provide that, subject to the supervision of a Fund's Board of Trustees, MAM will provide the Fund with continuing investment management services. MAM, as the investment adviser, manages the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with each Fund's investment objectives and policies. In so doing, MAM agrees to provide supervision of the Fund's investments and to determine from time to time what investments or securities will be purchased, retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested in cash; act in conformity with the Fund's Declaration of Trust, By-Laws and Registration Statement and with the instructions and directions of the Board of the Fund; conform and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; maintain all books and records required to be maintained under the 1940 Act; render to the Board such periodic and special reports that the Board may reasonably request; and provide to the custodian of the Funds on each business day information relating to all transactions concerning the Fund's assets.

     Further, MAM determines the securities to be purchased or sold by each of the Funds and places orders pursuant to its determinations with or through such persons, brokers or dealers in conformity with the brokerage policy described in each of the Fund's Registration Statement and Prospectus or as the Fund's Board may direct from time to time. In providing each of the Funds with investment supervision, MAM agrees to give primary consideration to securing the most favorable price and efficient execution. Consistent with such policy, MAM may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction. In addition, MAM is authorized to aggregate securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.

     The investments of each Fund are managed by MAM pursuant to the Current Investment Advisory Agreement. The Current Investment Advisory Agreement provides that as compensation for its services to each Fund, MAM is entitled to receive from the Fund an annual fee of 1% of the first $150,000,000 of such Fund's average daily net asset value and 0.75% of average daily net asset value in excess of $150,000,000, payable monthly. For 1999, MAM received management fees from each Fund in the following amounts: Maxus Income Fund, $333,569; Maxus Equity Fund, $472,564; Maxus Laureate Fund, $179,888; and MaxFund Trust $112,573 (Maxus Ohio Heartland Fund $20,556; and Maxus Aggressive Value Fund $92,017). Under each Current Investment Advisory Agreement, MAM is permitted to provide investment advisory services to other clients.

     Each Current Investment Advisory Agreement may be terminated at any time, without payment of penalty, by the Board or by vote of holders of a majority of the outstanding voting securities of each Fund, or by MAM. Each Current Investment Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Each Current Investment Advisory Agreement provides that MAM is not liable for any error of judgment or any loss suffered by the Funds, in connection with matters to which the Current Investment Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MAM in the performance of its duties or from reckless disregard by MAM of its obligations and duties under the Current Investment Advisory Agreements.

     MAM has acted as the investment manager for the Funds since Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust commenced operations in 1985, 1989, 1993 and 1997, respectively. The Current Investment Advisory Agreement for Maxus Income Fund is dated February 5, 1985, for Maxus Equity Fund is dated August 16, 1989, for Maxus Laureate Fund is dated February 10, 1993, and for MaxFund Trust is dated November 19, 1997. Each Current Investment Advisory Agreement was last approved by the Board of Trustees at an in-person meeting held on February 16, 2000, and continues in effect until February 16, 2001.

INFORMATION CONCERNING TRUSTEES OF THE FUNDS

     The information concerning the Trustees set forth in the following table is based in part on information received from the respective trustees and in part on the records of the Funds.

                                                                                        NUMBER AND
                                              PRINCIPAL OCCUPATION                 PERCENTAGE OF SHARES
        NAME AND POSITION                    DURING PAST FIVE YEARS               BENEFICIALLY OWNED (1);
          WITH THE FUNDS                             AND AGE                           TRUSTEE SINCE
        -----------------                    ----------------------               -----------------------
Richard A. Barone*                  President of Maxus Securities Corp.        Income:    (    %); 1985
Chairman, Treasurer and Trustee     (broker- dealer), Maxus Asset Management,  Equity:    (    %); 1989
The Tower at Erieview               Inc. (investment adviser) and Resource     Laureate:    (    %); 1993
36th Floor                          Management Inc. dba Maxus Investment       Heartland:    (    %); 1998
1301 East Ninth Street              Group (financial services); Age 58         Aggressive:    (    %); 1998
Cleveland, Ohio 44114
Raj Aggarwal                        Firestone Chair of Corporate Finance,      Income:    (    %); 2000
Trustee                             Graduate School of Management, Kent State  Equity:    (    %); 2000
P.O. Box 5190                       University; Mellen Chair and Professor,    Laureate:    (    %); 2000
Kent, Ohio 44242                    John Carroll University; Age 53            Heartland:    (    %); 2000
                                                                               Aggressive:    (    %); 2000
Denis J. Amato*                     Chief Investment Officer, Gelfand, Maxus   Income:    (    %); 1998
Trustee                             Asset Management, Inc. (investment         Equity:    (    %); 1998
The Tower at Erieview               adviser) since 1997; previously, Managing  Laureate:    (    %); 1998
36th Floor                          Director, Gelfand Partners Asset           Heartland:    (    %); 1998
1301 East Ninth Street              Management (investment adviser); Age 55    Aggressive:    (    %); 1998
Cleveland, Ohio 44114
Kent W. Clapp                       Chairman, President, CEO Medical Mutual    Income: 0 (0%); 1998
Trustee                             of Ohio (health insurer); Age 54           Equity: 0 (0%); 1998
2060 East Ninth Street                                                         Laureate: 0 (0%); 1998
Cleveland, Ohio 44114                                                          Heartland: 110(2); 1998
                                                                               Aggressive: 0 (0%); 1998
Robert Fritz                        Retired; formerly Vice President -         Income: 0 (0%); 2000
Trustee                             Employee Benefits of Central National      Equity: 0 (0%); 2000
12613 West Lake Road                Bank, Society National Bank, Age 70        Laureate: 0 (0%); 2000
Vermillion, Ohio 44089                                                         Heartland: 110(2); 2000
                                                                               Aggressive: 0 (0%); 2000
Steven M. Kasarnich                 President/Executive Director, Northeast    Income: 0 (0%); %); 1998
Trustee                             Ohio Council of Carpenters; Executive      Equity: 0 (0%); 1998
47 Alice Drive                      Secretary- Treasurer, Ohio State Council   Laureate: 0 (0%); 1998
Akron, Ohio 44319                   of Carpenters; Age 46                      Heartland: 442(2); 1998
                                                                               Aggressive: 653(2); 1998
Burton D. Morgan                    Chairman, Morgan Bank (bank); President,   Income: 12,861(2); 1987
Trustee                             Basic Search Inc. (venture capital);       Equity: 0 (0%); 1991
Park Place                          Director, Multi-Color Corporation          Laureate: 0 (0%); 1993;
10 West Streetsboro Road            (printing); Chairman, Morgan Funshares,    Heartland: 0 (0%); 1998
Hudson, Ohio 44236                  Inc. (mutual fund); Age 84                 Aggressive: 0 (0%); 1998
Michael A. Rossi                    President and COO, Flight Options, Inc.;   Income: 0 (0%); 1989
Trustee                             Certified Public Accountant; Age 45        Equity: 191(2); 1990
6559 Wilson Mills Road                                                         Laureate: 0 (0%); 1993
Highland Heights, Ohio 44143                                                   Heartland: 0 (0%); 1998
                                                                               Aggressive: 0 (0%); 1998
Joseph H. Smith                     Chief Financial Officer, Diocese of        Income: 0 (0%); 1998
Trustee                             Cleveland; Age 44                          Equity: 632(2); 1998
1404 East Ninth Street                                                         Laureate: 803(2); 1998
8th Floor                                                                      Heartland: 0 (0%); 1998
Cleveland, Ohio 44114                                                          Aggressive: 851(2); 1998

* Mr. Barone and Mr. Amato are "interested persons" as defined by the Investment Company Act of 1940 (the "Act") of each Fund by reason of their relationship with Maxus Asset Management Inc.

(1) Shares beneficially owned as of September 30, 2000.

(2) Constitutes less than 1% of outstanding shares.

     As of September 30, 2000, all 12 officers and Trustees as a group beneficially owned the following numbers of shares (and percentages of
outstanding shares): Maxus Income Fund,                (     %); Maxus Equity
Fund,                (     %); Maxus Laureate Fund,                (     %); and
MaxFund Trust                (     %); (consisting of Maxus Ohio Heartland Fund
               (     %); and Maxus Aggressive Value Fund
(     %)).

EXECUTIVE OFFICERS OF THE FUNDS

     In addition to the Chairman of the Board (Mr. Barone), the Funds have the following executive officers:

NAME AND POSITION                     PRINCIPAL OCCUPATION DURING
WITH THE FUNDS (1)                        PAST FIVE YEARS; AGE
------------------                    ---------------------------
Alan G. Miller,       Portfolio Manager, Maxus Asset Management, Inc.; Age 53
President, Maxus
Laureate Fund
Robert J. Conrad,     Vice President, Resource Management Inc.; Age 37
Vice President
Robert W. Curtin,     Senior Vice President and Secretary, Maxus Securities Corp.;
Secretary             Age 56

(1) Mr. Miller has served since 1997, Mr. Conrad has served since 1998 and Mr. Curtin has served since 1994.

EXECUTIVE OFFICER AND DIRECTORS OF MAM

  NAME AND POSITION                     PRINCIPAL OCCUPATION DURING
       WITH MAM                             PAST FIVE YEARS; AGE
  -----------------                     ---------------------------
Richard A. Barone,      President of Maxus Securities Corp. (broker-dealer), Maxus
President and Director  Asset Management, Inc. (investment adviser) and Resource
                        Management Inc. dba Maxus Investment Group (financial
                        services); Age 58
N. Lee Dietrich,        Retired; Age 73
Director
Sanford Fox,            DDS Endodontics; Age 63
Director

DISTRIBUTION, TRANSFER AGENCY, PORTFOLIO PRICING AND RELATED SERVICES

     The Distributor of each Fund is Maxus Securities Corp ("MSC"), a wholly-owned subsidiary of RMI. The address of MSC is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

     Each Fund has entered into an Administration Agreement with Mutual Shareholder Services, LLC ("MSS"), The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114, pursuant to which MSS has agreed to act as each Fund's Transfer, Redemption and Dividend Disbursing Agent. In addition, each Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services. MSS is an affiliate of RMI, the parent company of MAM. For 1999, the Funds paid MSS the following amounts under the Administration Agreement and the Accounting Services Agreement: Maxus Income Fund, $41,104; Maxus Equity Fund, $42,065; Maxus Laureate Fund, $30,281; and MaxFund Trust, $29,349 (Maxus Ohio Heartland Fund, $5,635 and Maxus Aggressive Value Fund $23,714).

                              BENEFICIAL OWNERSHIP

     Of the shares outstanding on September 29, 2000, the only persons known to be the beneficial owner of more than 5% of the outstanding shares of a Fund were:

MAXUS INCOME FUND

   TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER   NUMBER OF SHARES   PERCENT OF CLASS
   --------------     ------------------------------------   ----------------   ----------------
Investor Shares        Victor Vertes, M.D.                       323,889             9.98%
                       P.O. Box 2052
                       Jersey City, NJ 07303
Investor Shares        William H. Loxterman                      200,000             6.16%
                       P.O. Box 2052
                       Jersey City, NJ 07303
Institutional Shares   B/D Holdings Inc.                          60,000            15.64%
                       P.O. Box 2052
                       Jersey City, NJ 07303
Institutional Shares   Maxus Securities Corp.                     90,000            23.46%
                       1301 9th Street
                       Cleveland, Ohio 44114
Institutional Shares   CNA Trust                                 196,247            51.16%
                       P.O. Box 5024
                       Costa Mesa, California 92628

MAXUS EQUITY FUND

   TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER   NUMBER OF SHARES   PERCENT OF CLASS
   --------------     ------------------------------------   ----------------   ----------------
Investor Shares        Saxon & Co.                               196,164             8.19%
                       P.O. Box 7780
                       Philadelphia, Pennsylvania 19182
Investor Shares        Estate of Arline HG                       354,133            14.79%
                       P.O. Box 2052
                       Jersey City, NJ 07303
Institutional Shares   CNA Trust                                  34,262            76.76%
                       P.O. Box 5024
                       Costa Mesa, California 92628
Institutional Shares   Resource Management, Inc.                  10,000            22.40%
                       1301 9th Street
                       Cleveland, Ohio 44114

MAXUS LAUREATE FUND

   TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER   NUMBER OF SHARES   PERCENT OF CLASS
   --------------     ------------------------------------   ----------------   ----------------
Institutional Shares   CNA Trust                                  69,109            93.16%
                       P.O. Box 5024
                       Costa Mesa, California 92628
Institutional Shares   Robert J. Conrad IRA                        3,809             5.14%
                       1504 Stone Court
                       Westlake, Ohio 44145

MAXUS AGGRESSIVE VALUE FUND

   TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER   NUMBER OF SHARES   PERCENT OF CLASS
   --------------     ------------------------------------   ----------------   ----------------
Institutional Shares   CNA Trust                                 211,552            17.61%
                       P.O. Box 5024
                       Costa Mesa, California 92628
Institutional Shares   Resource Management, Inc.                 100,000             8.32%
                       1301 9th Street
                       Cleveland, Ohio 44114
Institutional Shares   Case-Alumni Gelfand                       195,758            16.29%
                       P.O. Box 94871
                       Cleveland, Ohio 44101
Institutional Shares   Constance Gelfand Trust                   586,742            48.83%
                       P.O. Box 94984
                       Cleveland, Ohio 44101

MAXUS OHIO HEARTLAND FUND

   TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER   NUMBER OF SHARES   PERCENT OF CLASS
   --------------     ------------------------------------   ----------------   ----------------
Investor Shares        Lawrence G. Loxterman                      10,110             6.59%
                       270 Barrington Ridge
                       Painesville, Ohio 44077
Investor Shares        Gerald D. West                              9,869             6.43%
                       P.O. Box 160
                       Westerville, Ohio 43086
Investor Shares        Richmond Heights Central                   32,405            21.08%
                       Hospital
                       P.O. Box 2052
                       Jersey City, NJ 07303
Investor Shares        FBC Textile Processors                     10,319             6.73%
                       One Griswold
                       Detroit, Michigan 48226
Institutional Shares   Resource Management, Inc.                  20,000            32.72%
                       1301 9th Street
                       Cleveland, Ohio 44114
Institutional Shares   Strongsville Savings Bank                  17,883            29.26%
                       P.O. Box 2052
                       Jersey City, NJ 07303
Institutional Shares   Denis J. Amato                             10,109            16.54%
                       P.O. Box 2052
                       Jersey City, NJ 07303
Institutional Shares   Richard Barone
                       15 Hunting Hollow Drive
                       Pepper Pike, Ohio 44124

                                 OTHER MATTERS

     The Trustees know of no other business to be brought before the meeting except as set forth above. If, however, any other matters properly come before the meeting, the persons named in the enclosed proxy card(s) intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy by submitting a notice of revocation to the Secretary of the Funds. In addition, a shareholder present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein. If no instructions are specified on a proxy, shares will be voted FOR a proposal.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers or Trustees of the Funds. The cost of preparing, printing and mailing the enclosed proxy card(s), accompanying notice and Proxy Statement will not be borne by the Funds. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of MAM and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, electronic mail, telegram or in person.

     Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and card in the mail. If the information solicited agrees with the information provided to the representative, the representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on such proposals. The representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call MAM immediately if his or her instructions are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should the shareholder require additional information regarding the proxy or a
replacement proxy card, he or she may contact MAM toll-free at                .
Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

     Although neither Ohio law nor the Declaration of Trust or By-laws of the Funds specifically provide for such matters, the policy and practice of each Fund is that properly executed proxies that are marked "abstain" will be counted for purposes of determining whether a quorum has been achieved at the Meeting, but will be treated as shares which have not been voted.

                         PROPOSALS OF SECURITY HOLDERS

     Any shareholder wishing to submit a proposal to be considered at the next meeting of shareholders of the Funds must submit such proposal a reasonable time before the solicitation of proxies in respect of such meeting is made. The mere submission of a proposal will not guarantee that such proposal will be presented at the meeting because, in order to be so presented, a proposal must meet certain requirements of the federal securities laws.

     The mailing address for the Funds is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

                                          By order of the Trustees

                                          Robert W. Curtin,
                                          Secretary

November   , 2000

                                    EXHIBIT

          FORM OF NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

                INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

                                           , 2001

Maxus Asset Management Inc.
The Tower at Erieview -- 36th Floor
1301 East Ninth Street
Cleveland, OH 44114

Dear Sirs:

                    , an Ohio business trust (the "Trust"), herewith confirms its agreement with you ("MAM") as follows:

     The Trust desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its Prospectus as from time to time in effect, copies of which have been or will be submitted to MAM, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ MAM to act as the investment adviser and administrator for its investment
portfolio                and such other investment portfolios as the Trust may
from time to time create (individually, a "Fund" or collectively, the "Funds").

     Subject to the supervision and approval of the Board of Trustees, MAM will provide investment management of each Fund's portfolio in accordance with each Fund's investment objective and policies as stated in its most recent Prospectus delivered to MAM, upon which MAM shall be entitled to rely. In connection therewith, MAM will provide investment research and supervision of each Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. MAM will furnish to the Trust such statistical information with respect to the investments which each Fund may hold or contemplate purchasing as the Trust may reasonably request. The Board wishes to be kept in touch with important developments materially affecting its portfolio and shall expect MAM, on its own initiative, to furnish to the Board from time to time such information as MAM may believe appropriate for this purpose.

     In providing investment management services to the Trust, MAM shall give primary consideration to securing the most favorable price and efficient execution. In so doing, MAM may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of MAM may be a party. The Trust recognizes that it is desirable that MAM have access to supplemental investment and market research and security and economic analyses provided by brokers and that such brokers may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, MAM is authorized to pay higher brokerage commissions for the purchase and sale of securities for each Fund to brokers who provide such research and analyses, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to MAM in connection with its services to other clients.

     On occasions when MAM deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients, MAM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by MAM in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     MAM shall provide the Trust with such office facilities and clerical and administrative services necessary to manage the business affairs of the Trust. In addition, MAM will prepare and file various returns, reports and registrations required by Federal and state law and respond to shareholder communications. Subject to the direction of the Board of Trustees, MAM shall be responsible for the overall management of the business affairs of the Trust.

     MAM shall exercise its best judgment in rendering to the Trust the services described above and the Trust agrees as an inducement to MAM's undertaking the same that MAM shall not be liable hereunder for any mistake of judgment or in any other event whatsoever, provided that nothing herein shall be deemed to protect or purport to protect MAM against any liability to the Trust or to its security holders to which MAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of MAM's reckless disregard of its obligations and duties hereunder.

     MAM shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MAM shall be deemed to include persons employed or otherwise retained by MAM to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as MAM may desire. MAM shall, as agent for the Trust, maintain the Trust's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies), including records of portfolio transactions. All such books and records so maintained shall be the property of each Fund and, upon request therefore, MAM shall surrender to such Fund such of the books and records so requested.

     MAM shall bear the cost of rendering the investment management, supervisory and administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Trust who are employees of MAM, and provide such office space, facilities and equipment, such clerical help and accounting, data processing, bookkeeping and internal auditing services as the Trust shall reasonably require in the conduct of its business and the cost of telephone service, heat, light, power and other utilities provided to the Trust. The Trust shall bear all other expenses to be incurred in the operation of the Trust, including charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing stock certificates, if any; registration costs of the Trust and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees' or members of any advisory board or committee who are not employees of MAM or any corporate affiliate of MAM; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of each Fund's portfolio securities; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Trust or of MAM and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; liability insurance premiums on property or personnel (including officers and trustees) of the Trust which inure to their benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

     In consideration of services rendered pursuant to this Agreement, the Trust will pay MAM on the first business day of each month a fee at the annual rate of one percent (1%) of the average value of each Fund's daily net assets up to One Hundred Fifty Million Dollars ($150,000,000.00) and seventy-five hundredths percent (0.75%) of the average value of each Fund's daily net assets in excess of One Hundred Fifty Million Dollars ($150,000,000.00). Net asset value shall be computed at least once each business day. The fee for the period from the date the initial registration statement of the Fund is declared effective by the Securities and Exchange Commission to the end of the month during which such initial registration shall have been declared effective by the Securities and Exchange Commission shall be prorated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, such fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to MAM, the value of each Fund's net assets shall be computed in the manner specified in such Fund's Prospectus for the computation of the value of such net assets.

     The Trust understands that MAM now acts and will continue to act as investment adviser to various fiduciary or other managed accounts, and the Trust has no objection to MAM's so acting. In addition, it is understood that the persons employed by MAM to assist in the performance of its duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of MAM or any affiliate of MAM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     The Trust understands that MAM now acts and may in the future act as investment adviser to one or more other investment companies, and the Trust has no objection to MAM's so acting, provided that when two or more companies managed by MAM have available funds for investment in money market instruments, available money market investments will be allocated in accordance with a formula believed to be equitable to each company. It is recognized that in some cases this procedure may adversely affect the size of the position obtainable for the Funds.

     MAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of MAM who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering such services to, or acting solely for, the Fund and not as an officer, partner, employee, or agent or one under the control or direction of MAM even though paid by it.

     This Agreement shall become effective on the date hereof and shall continue in force for a period of one (1) years and from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) as to any Fund, by a vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting securities; provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time by (i) the Board of Trustees on 60 days written notice to MAM or (ii) as to any Fund, by vote of holders of a majority of such Fund's shares on 60 days written notice to MAM or by (iii) MAM on 60 days written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

     Neither the Trustees, shareholders, officers, employees or agents of the Trust shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, any obligations of the Trust hereunder, and MAM shall look solely to the property of the Trust for the satisfaction of any claim hereunder.

     If the foregoing is in accordance with your understanding, kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          By:
                                            ------------------------------------
                                            Richard A. Barone, Chairman
Accepted:

MAXUS ASSET MANAGEMENT, INC.

By:
    -------------------------------------------------------

PROXY                                                                      PROXY
                               MAXUS LAUREATE FUND

              Special Meeting of Shareholders - December 28, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Laureate Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on December 28, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Approve a new Investment Advisory and Administration Agreement between Maxus Laureate Fund and Maxus Asset Management, Inc.

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR PROPOSAL 1(c). PLEASE VOTE PROMPTLY.


(1)  VOTE ON PROPOSAL 1 PART (C)                DATED:____________________, 2000

                                                ________________________________
     FOR         AGAINST     ABSTAIN
    [   ]         [   ]       [   ]             ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                              MAXUS INCOME FUND

              Special Meeting of Shareholders - December 28, 2000
               This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on December 28, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Approve a new Investment Advisory and Administation Agreement between Maxus Income Fund and Maxus Asset Management, Inc.

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                 VOTED FOR PROPOSAL 1(A). PLEASE VOTE PROMPTLY.


(1)  VOTE ON PROPOSAL 1 PART (A)                DATED:____________________, 2000

                                                ________________________________
     FOR         AGAINST    ABSTAIN
    [   ]         [   ]       [   ]             ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                              MAXUS EQUITY FUND

              Special Meeting of Shareholders - December 28, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on December 28, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Approve a new Investment Advisory and Administration Agreement between Maxus Equity Fund and Maxus Asset Management, Inc.

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                 VOTED FOR PROPOSAL 1(B). PLEASE VOTE PROMPTLY.


(1)  VOTE ON PROPOSAL 1 PART (B)                DATED:____________________, 2000

                                                ________________________________
     FOR         AGAINST      ABSTAIN
    [   ]         [   ]        [   ]            ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                           MAXUS AGGRESSIVE VALUE FUND

              Special Meeting of Shareholders - December 28, 2000
                This Proxy is Solicited on Behalf of the Trustees

     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Aggressive Value Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on December 28, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Approve a new Investment Advisory and Administration Agreement between MaxFund Trust and Maxus Asset Management, Inc.

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                 VOTED FOR PROPOSAL 1(D). PLEASE VOTE PROMPTLY.


(1)  VOTE ON PROPOSAL 1 PART (D)                DATED:____________________, 2000

                                                ________________________________
     FOR         AGAINST     ABSTAIN
    [   ]         [   ]       [   ]             ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.

PROXY                                                                      PROXY
                          MAXUS OHIO HEARTLAND FUND

              Special Meeting of Shareholders - December 28, 2000
                This Proxy is Solicited on Behalf of the Trustees


     The undersigned hereby appoints Richard A. Barone and Robert J. Conrad, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Ohio Heartland Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Maxus Investment Group, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio on December 28, 2000 at 8:45 a.m. local time, and any adjournments thereof.

(1) Approve a new Investment Advisory and Administration Agreement between MaxFund Trust and Maxus Asset Management, Inc.

(2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Special Meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                 VOTED FOR PROPOSAL 1(D). PLEASE VOTE PROMPTLY.


(1)  VOTE ON PROPOSAL 1 PART (D)                DATED:____________________, 2000

                                                ________________________________
     FOR         AGAINST      ABSTAIN
    [   ]         [   ]        [   ]            ________________________________
                                                 (Signature of Shareholder(s))

                                                Please sign exactly as name
                                                appears above. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign
                                                partnership name by authorized
                                                person. If a joint account,
                                                please provide both signatures.